FOURTH AMENDMENT
                   TO SENIOR NOTE PURCHASE AGREEMENT

                       Arrow Electronics, Inc.

          $75,000,000 8.29% Senior Secured Notes Due 2000

               THIS FOURTH AMENDMENT (the "Amendment") to those several Senior Note Purchase Agreements each dated as of December 29, 1992, as amended by the First Amendment to the Senior Note Purchase Agreements dated as of December 22, 1993, the Second Amendment to Senior Note Purchase Agreements dated as of April 24, 1995 and the Third Amendment to Senior Note Purchase Agreements dated as of December 23, 1996 (collectively referred to herein as the "Purchase Agreements" and individually as a "Purchase Agreement"), is made as of October 28, 1998, by and among ARROW ELECTRONICS, INC., a New York corporation (the "Company"), and the several Holders of the Senior Notes (hereinafter, together with their respective successors and assigns, collectively called the "Holders" and individually a "Holder"). Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Purchase Agreements, as hereby amended.

               WHEREAS, the Holders and the Company are parties to the Purchase Agreements, pursuant to which the Purchasers were issued, in the respective amounts set forth opposite their names on Annex A thereto, $75,000,000 aggregate principal amount of the Company's 8.29% Senior Secured Notes Due 2000 (the "Senior Notes"); and

               WHEREAS, the Company and the undersigned Holders, constituting the Required Holders, desire to amend the Purchase Agreements as provided herein, upon the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Amendments to the Purchase Agreements. Subject to the satisfaction of the conditions set forth in Section 2 hereof, for all periods on and after October 28, 1998, Section 8.12 of the Purchase Agreements is hereby amended by deleting such Section in its entirety and by substituting therefor the following:

               Section 8.12 Consolidated Total Debt. As of the last day of any quarterly or annual fiscal period, the Company will not permit Consolidated Total Debt to exceed 60% of Total Consolidated Capitalization.

               2. Conditions Precedent. As provided in Section 1 above, the amendment set forth in Section 1 shall become and be effective upon the satisfaction of the following conditions:

               (a) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incident hereto shall be satisfactory in form and substance to the Required Holders, and the Required Holders shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

               (b) The Company and the Required Holders shall have duly executed counterparts of this Amendment and delivered the same to the other parties hereto or their representatives.

               3.  Effect of Amendment.

               (a) It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Purchase Agreements or the obligations of the Company thereunder, and all terms, conditions and other provisions of the Purchase Agreements shall remain in full force and effect except to the extent specifically amended or modified pursuant to the provisions of this Amendment.

               (b) Reference in the Purchase Agreements to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Purchase Agreements as amended hereby.

               4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and same instrument.

               5. Costs and Expenses. As provided in Section 10.02 of the Purchase Agreements, the Company agrees to pay on demand all fees, costs and expenses incurred by the Holders in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents executed pursuant to or in connection herewith.

               6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE).

               7. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

               8. Representation and Warranty. Immediately prior to and immediately subsequent to the effective date of this Amendment, the Company hereby represents and warrants that there has not been any Default or Event of Default under the Purchase Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers on the date first above written.


                                   ARROW ELECTRONICS, INC.

                                   By _________________________
                                      Name:
                                      Title:


                                   CONNECTICUT GENERAL LIFE
                                   INSURANCE CO.
                                   By Cigna Investments, Inc.

                                   By _________________________
                                      Name:
                                      Title:


                                   LIFE INSURANCE COMPANY OF
                                   NORTH AMERICA
                                   By Cigna Investments, Inc.

                                   By _________________________
                                      Name:
                                      Title:


                                   PRINCIPAL MUTUAL LIFE
                                   INSURANCE COMPANY


                                   By _________________________
                                      Name:
                                      Title:

                                   By___________________________
                                     Name:
                                     Title:

                                   TEACHERS INSURANCE AND
                                   ANNUITY ASSOCIATION OF
                                   AMERICA
                                   By _________________________
                                      Name:
                                      Title:

                                   LIFE INSURANCE COMPANY OF
                                   GEORGIA
                                   SOUTHLAND LIFE INSURANCE
                                   COMPANY
                                   LION II CUSTOM INVESTMENTS LLC
                                   By:  ING Investment Management LLC,
                                   its Agent
                                   By _________________________
                                      Name:
                                      Title:

                                   THE LINCOLN NATIONAL LIFE
                                   INSURANCE COMPANY
                                   By:  Lincoln Investment Management,
                                   Inc., its Attorney-In-Fact
                                   By _________________________
                                      Name:
                                      Title:

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